LONG-TERM DEBT	12 Months Ended
Dec. 31, 2012
Long-term Debt, Unclassified [Abstract]
Long-term Debt [Text Block]
LONG-TERM DEBT

Long-term debt consists of the following:

	As of December 31,
	2012	2011
	(in thousands)
Senior notes
3.25% Convertible senior notes due 2016:
Principal amount	$115,000	$115,000
Unamortized discount	(13,671)	(17,079)
3.25% Convertible senior notes due 2016, net of discount	101,329	97,921
7.75% Senior notes due 2022:
Principal amount	500,000	—
12% Senior notes due 2018:
Principal amount	—	203,000
Unamortized discount	—	(1,764)
12% Senior notes due 2018, net of discount	—	201,236
Total senior notes	601,329	299,157
Credit facilities
Corporate	49,000	209,000
PDCM	26,250	24,000
Total credit facilities	75,250	233,000
Total long-term debt	$676,579	$532,157

Senior Notes

3.25% Convertible Senior Notes Due 2016. In November 2010, we issued $115 million of 3.25% convertible senior notes due 2016 (the "2016 Convertible Senior Notes") in a private placement to qualified institutional buyers. The convertible notes and the common stock issuable upon conversion of the convertible notes, if any, have not been registered under the Securities Act of 1933 ("Securities Act") or any state securities laws, nor are we required to register such convertible notes or common shares. The convertible notes are governed by an indenture dated November 23, 2010, between the Company and the Bank of New York Mellon, as trustee. The maturity for the payment of principal is May 15, 2016. Interest at the rate of 3.25% per year is payable in cash semiannually in arrears on each May 15 and November 15, commencing on May 15, 2011. The convertible notes are senior, unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the convertible notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated (including our 2022 Senior Notes); effectively junior in right of payment to any of our secured indebtedness (including our obligations under our senior secured credit facility) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries. The indenture governing the convertible notes does not contain any restrictive financial covenants.

We may not redeem the convertible notes prior to the maturity date of the convertible notes. However, prior to November 15, 2015, holders of the convertible notes may convert upon specified events and periods as defined in the governing indenture. The notes are convertible at any time thereafter at an initial conversion rate of 23.5849 per $1,000 principal amount of the convertible notes, which is equal to a conversion price of approximately $42.40 per share. The conversion rate is subject to adjustment upon certain events. Upon conversion, the convertible notes may be settled, at our election, in shares of our common stock, cash or a combination of cash and shares of our common stock. We have initially elected a net-settlement method to satisfy our conversion obligation, which allows us to settle the $1,000 principal amount of the convertible notes in cash and to settle the excess conversion value in shares, as well as cash in lieu of fractional shares.

We allocated the gross proceeds of the convertible notes between the liability and equity components of the debt. The initial $94.3 million liability component was determined based on the fair value of similar debt instruments with similar terms, excluding the conversion feature, and priced on the same day we issued our convertible notes. The initial $20.7 million equity component represents the debt discount and was calculated as the difference between the liability component of the debt and the gross proceeds of the convertible notes. As of December 31, 2012, the unamortized debt discount will be amortized over the remaining contractual term to maturity of the convertible notes of 3.4 years using an effective interest rate of 7.4%. For 2012, interest expense related to the indebtedness and the amortization of the discount were $3.7 million and $3.4 million, respectively, compared to $3.7 million and $3.2 million, respectively, in 2011. As of December 31, 2012 and 2011, notwithstanding the inability to convert, assuming conversion, the value of the convertible notes did not exceed the principal amount.

7.75% Senior Notes Due 2022. On October 3, 2012, we issued $500 million aggregate principal amount of 7.75% senior notes due October 15, 2022 (the “2022 Senior Notes”) in a private placement. The proceeds from the issuance of the notes, after the initial purchasers' commissions and estimated offering expenses, were used to fund the redemption of our 2018 Senior Notes, repay a portion of the amount outstanding under our revolving credit facility and for general corporate purposes. The 2022 Senior Notes accrue interest from the date of issuance and interest is payable semi-annually in arrears on April 15 and October 15, commencing on April 15, 2013. Approximately $11 million in costs associated with the issuance of the 2022 Senior Notes have been capitalized as debt issuance costs and are being amortized as interest expense over the life of the notes using the effective interest method. The 2022 Senior Notes are senior unsecured obligations and rank senior in right of payment to any of our future indebtedness that is expressly subordinated to the notes. The 2022 Senior Notes rank equally in right of payment with all our existing and future senior indebtedness (including our 2016 Convertible Senior Notes) and rank effectively junior in right of payment to all of our secured indebtedness (to the extent of the value of the collateral securing such indebtedness), including borrowings under our revolving credit facility.

In connection with the issuance of the 2022 Senior Notes, we entered into a registration rights agreement with the initial purchasers in which we agreed to file a registration statement with the SEC relating to an offer to exchange the 2022 Senior Notes for registered notes with substantially identical terms. In addition, we have agreed, in certain circumstances, to file a shelf registration statement covering the resale of the 2022 Senior Notes by holders.

At any time prior to October 15, 2017, we may redeem all or part of the 2022 Senior Notes at a make-whole price set forth in the indenture, and on or after October 15, 2017, we may redeem the notes at fixed redemption prices, plus accrued and unpaid interest, if any, to the date of redemption.

At any time prior to October 15, 2015, we may redeem up to 35% of the outstanding 2022 Senior Notes with proceeds from certain equity offerings at a redemption price of 107.75% of the principal amount of the notes redeemed, plus accrued and unpaid interest, as long as:

•	at least 65% of the aggregate principal amount of the notes issued on October 3, 2012 remains outstanding after each such redemption; and

•	the redemption occurs within 180 days after the closing of the equity offering.

Upon the occurrence of a "change of control" as defined in the indenture for the 2022 Senior Notes, holders will have the right to require us to repurchase all or a portion of the notes at a price equal to 101% of the aggregate principal amount of the notes repurchased, together with any accrued and unpaid interest to the date of purchase. In connection with certain asset sales, we will be required to use the net cash proceeds of the asset sale to make an offer to purchase the notes at 100% of the principal amount, together with any accrued and unpaid interest to the date of purchase.

The indenture governing the 2022 Senior Notes contains covenants that, among other things, limit our ability and the ability of our subsidiaries to incur additional indebtedness; pay dividends or make distributions on our stock; purchase or redeem stock or subordinated indebtedness; make certain investments; create certain liens; restrict dividends or other payments by restricted subsidiaries; enter into transactions with affiliates; sell assets; and merge or consolidate with another company.

12% Senior Notes Due 2018. On October 3, 2012, we issued a notice to redeem on November 2, 2012 the entire $203 million principal amount of the 12% senior notes due 2018 (the "2018 Senior Notes") for a total redemption price of approximately $222 million, including an $18.9 million make-whole premium. The make-whole provision was based upon terms set forth in the related indenture. On November 2, upon the redemption of the 2018 Senior Notes, the $18.9 million make-whole premium, remaining unamortized debt discount of $1.5 million and unamortized debt issuance costs of $2.9 million were recognized as a $23.3 million pre-tax loss on debt extinguishment in the consolidated statement of operations. The amount paid to bond holders for the make-whole premium has been included as a financing activity in our statement of cash flows.

Credit Facilities

Revolving Credit Facility. In November 2010, we obtained a revolving credit facility pursuant to a Second Amended and Restated Credit Agreement with JPMorgan Chase Bank, N.A. as administrative agent and other lenders party thereto. The revolving credit facility is available for working capital requirements, capital expenditures, acquisitions, general corporate purposes and to support letters of credit. The maximum facility amount is $600 million. As of December 31, 2012, we had $49 million outstanding on our revolving credit facility, compared to $209 million as of December 31, 2011. The borrowing base of the revolving credit facility will be the loan value assigned to the proved reserves attributable to our and our subsidiaries' natural gas and crude oil interests, excluding proved reserves attributable to PDCM and our 21 affiliated partnerships. Our revolving credit facility borrowing base is subject to a semiannual size redetermination based on quantification of our reserves at June 30 and December 31, and is also subject to a redetermination upon the occurrence of certain events. The revolving credit facility is secured by a pledge of the stock of certain of our subsidiaries, mortgages of certain producing natural gas and crude oil properties and substantially all of our and such subsidiaries' other assets. Neither PDCM nor the various limited partnerships that we have sponsored, and continue to serve as the managing general partner, are guarantors of the revolving credit facility.

On October 31, 2012, the semi-annual redetermination of our revolving credit facility's borrowing base was completed with our available borrowing base being reduced from $525 million to $450 million as a result of the 2022 Senior Notes issuance. On September 21, 2012, we entered into a Sixth Amendment to the revolving credit facility. The Sixth Amendment increased the amount of senior note indebtedness and refinancing indebtedness permitted under the revolving credit agreement. On June 29, 2012, concurrent with the Merit Acquisition, we entered into a Fifth Amendment to our revolving credit facility. The Fifth Amendment increased our available borrowing base to $525 million from $425 million based on our natural gas and crude oil reserves as of December 31, 2011 and the estimated reserves as of April 1, 2012 for the acquired assets from the Merit Acquisition. On June 25, 2012, we entered into the Fourth Amendment to our revolving credit facility. The Fourth Amendment amended certain provisions of the revolving credit facility to allow us greater flexibility in entering into hedging transactions in connection with future potential asset acquisitions. On May 4, 2012, we entered into the Third Amendment to our revolving credit facility and, as a result of the semi-annual redetermination by our bank group, our borrowing base was increased by $25 million to $425 million.

Our outstanding principal amount accrues interest at a varying interest rate that fluctuates with an alternate base rate (equal to the greater of JPMorgan Chase Bank, N.A.'s prime rate, the federal funds rate plus a premium and 1-month LIBOR plus a premium), or at our election, a rate equal to the rate for dollar deposits in the London interbank market for certain time periods. Additionally, commitment fees, interest margin and other bank fees, charged as a component of interest, vary with our utilization of the facility. No principal payments are required until the credit agreement expires on November 5, 2015, or in the event that the borrowing base would fall below the outstanding balance.

The revolving credit facility contains covenants customary for agreements of this type, with the most restrictive being certain financial tests and maintaining certain financial ratios on a quarterly basis. The financial tests and ratios, as defined per the revolving credit facility, include requirements to: (a) maintain a minimum current ratio of 1.00 to 1.00 and (b) not exceed a maximum leverage ratio of 4.00 to 1.00.

The revolving credit facility contains restrictions as to when we can directly or indirectly, retire, redeem, repurchase or prepay in cash any part of the principal of the 2022 Senior Notes or the 2016 Convertible Senior Notes. Among other things, the restriction on redemption of the 2016 Convertible Senior Notes requires that immediately after giving effect to any such retirement, redemption, defeasance, repurchase, settlement or prepayment, the aggregate commitment under the revolving credit facility exceed the aggregate credit exposure under such facility by at least the greater of $115 million or an amount equal to or greater than 30% of such aggregate commitment. The restriction on redemption of the 2022 Senior Notes permits redemption only with the proceeds of issuances of "Permitted Refinancing Indebtedness," which may not exceed $750 million.

We have outstanding an $18.7 million irrevocable standby letter of credit in favor of a third-party transportation service provider to secure the construction of certain additions and/or replacements to its facilities to provide firm transportation of the natural gas produced by us and others for whom we market production in West Virginia and Southwestern Pennsylvania. The letter of credit reduces the amount of available funds under our revolving credit facility by an equal amount. We pay a fronting fee of 0.125% per annum and an additional quarterly maintenance fee equivalent to the spread over Eurodollar loans (2.75% per annum as of December 31, 2012) for the period in which the letter of credit remains outstanding. The letter of credit expires on July 20, 2013. We expect to renew the letter of credit prior to its expiration.

We pay a fee of 0.5% per annum on the unutilized commitment on the available funds under our revolving credit facility. As of December 31, 2012, the available funds under our revolving credit facility, including a reduction for the $18.7 million irrevocable standby letter of credit in effect, was $382.3 million. The weighted-average borrowing rate on our revolving credit facility, exclusive of the letter of credit, was 4.5% per annum as of December 31, 2012 compared to 3.8% as of December 31, 2011.

PDCM Credit Facility. PDCM has a credit facility dated April 30, 2010, as amended, with an aggregate revolving commitment or borrowing base of $80 million, of which our proportionate share is $40 million. The maximum allowable facility amount is $400 million. Based upon PDCM's discretion, interest accrues at either an alternative base rate ("ABR") or an adjusted LIBOR. The ABR is the greater of BNP Paribas' prime rate, the federal funds effective rate plus 0.5% or the adjusted LIBOR for a three month interest period plus 1%. ABR and adjusted LIBOR borrowings are assessed an additional margin based upon the outstanding balance as a percentage of the available balance. ABR borrowings are assessed an additional margin of 1.25% to 2.0%. Adjusted LIBOR borrowings are assessed an additional margin spread of 2.25% to 3.0%. No principal payments are required until the credit agreement expires on April 30, 2014, or in the event that the borrowing base falls below the outstanding balance. The credit facility is subject to and secured by PDCM's properties, including our proportionate share of such properties. The credit facility borrowing base is subject to size redetermination semiannually based upon a valuation of PDCM's reserves at June 30 and December 31. Either PDCM or the lenders may request a redetermination upon the occurrence of certain events. Pursuant to the interests of the joint venture, the credit facility will be utilized by PDCM for the exploration and development of its Marcellus assets.

The credit facility contains covenants customary for agreements of this type, with the most restrictive being certain financial tests and financial ratios that must be met on a quarterly basis. The financial tests and ratios, as defined by the credit facility, include requirements to maintain a minimum current ratio of 1.0 to 1.0, not to exceed a debt to EBITDAX ratio of 5.0 to 1.0 (declining to 4.5 to 1.0 on March 31, 2013 and 4.0 to 1.0 on September 30, 2013) and to maintain a minimum interest coverage ratio of 2.5 to 1.0. As of December 31, 2012, our proportionate share of PDCM's outstanding credit facility balance was $26.3 million compared to $24 million as of December 31, 2011. PDCM is required to pay a commitment fee of 0.5% per annum on the unutilized portion of the activated credit facility. The weighted-average borrowing rate on PDCM's credit facility was 3.5% per annum in 2012, compared to 5.0% in 2011.

As of December 31, 2012, we were in compliance with all credit facility covenants and expect to remain in compliance throughout the next twelve-month period.